Commitment and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
18.	COMMITMENTS AND CONTINGENCIES
The Company primarily leases offices, under noncancellable operating lease agreements that expire from 2022 to 2026. During 2019 the Company entered into a rental agreement for the Company’s headquarters in Dublin, California. Under the agreement the Company is provided an option to extend the lease term one time for a period of
five year
s and the Company received leasehold improvement incentives of $3,845. Leasehold improvement incentives are amortized over the life of the lease.
The Company recognizes rent expense on a straight-line basis over the lease period. Rental expense is principally for leased office space and was $1,876 and $1,942 within operating expenses in the consolidated statements of operations and comprehensive loss for the years ended December 31, 2021 and 2020, respectively. Deferred rent liabilities, including unamortized leasehold improvement incentives, were $3,637 and $4,175 as of December 31, 2021 and 2020 within the consolidated balance sheets.
Future minimum payments as of December 31, 2021 under the noncancellable operating leases are as follows (in thousands):

Operating Leases
Years ended:
2022	$2,393
2023	2,341
2024	2,412
2025	2,484
2026 and after	2,340

Total minimum lease payments	$11,970

Contingencies
—The Company may be subject to legal proceedings and claims that arise in the ordinary course of business. Management is not currently aware of any matters that will have a material effect on the financial position, results of operations, or cash flows of the Company.